EXHIBIT 19

                          JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment or amendments to a statement on
Schedule 13D dated December 18, 1987, as amended and restated on October 19, 1993. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 13th day of December, 1995.

  SHARI ARISON IRREVOCABLE
  GUERNSEY TRUST, A.H.W.
  LIMITED, TRUSTEE

  By:  /s/ J.C. Trott
       Director A.H.W.
       Limited

  MARILYN B. ARISON IRREVOC-
  ABLE DELAWARE TRUST, TAF
  MANAGEMENT COMPANY, TRUSTEE

  By: /s/ Denison H. Hatch,Jr.
      Secretary and Treasurer

  A.H.W. LIMITED

  By:     /s/ J.C. Trott
       Director A.H.W. Limited

  /s/ Andrew H. Weinstein
  Andrew H. Weinstein

  TAF MANAGEMENT COMPANY

  By: /s/ Denison H. Hatch,Jr.
      Secretary and Treasurer

  ARISON FOUNDATION, INC.

  By:  /s/ Shari Arison
       Shari Arison, President

  TAMMS INVESTMENT COMPANY,
  LIMITED PARTNERSHIP

  By:  TAMMS MANAGEMENT
       CORPORATION
       Managing General
       Partner

  By:  /s/ Micky Arison
       Micky Arison, President

  TAMMS MANAGEMENT CORPORATION

  By:  /s/ Micky Arison
       Micky Arison, President

  /s/ Ted Arison
  Ted Arison

  /s/ Micky Arison
  Micky Arison

  CONTINUED TRUST FOR MICHAEL
  ARISON, TAF MANAGEMENT
  COMPANY, TRUSTEE

  By: /s/ Denison H. Hatch,Jr.
      Secretary and Treasurer
                    Page 33 of 50
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  CONTINUED TRUST FOR MICKY
  ARISON, TAF MANAGEMENT
  COMPANY, TRUSTEE

  By: /s/ Denison H. Hatch,Jr.
      Secretary and Treasurer

  CONTINUED TRUST FOR SHARI
  ARISON DORSMAN, TAF
  MANAGEMENT COMPANY, TRUSTEE

  By: /s/ Denison H. Hatch,Jr.
      Secretary and Treasurer

  THE TED ARISON CHARITABLE
  TRUST, THE ROYAL BANK OF
  SCOTLAND TRUST COMPANY
  (JERSEY) LIMITED, TRUSTEE

  By: /s/ S.A. Coughlan
      /s/ M. Curtis

  TED ARISON 1994 IRREVOCABLE
  TRUST FOR SHARI NO. 1,
  CITITRUST (JERSEY) LIMITED,
  TRUSTEE

  By:/s/ Debbie C. Masters

                           KENTISH LIMITED

  By:/s/ P. Scales
                    Page 34 of 50